Exhibit 99.3

DIODES 4Q11 EARNINGS CALL

QUESTIONS AND ANSWERS

Operator

(Operator Instructions).Your first question comes from the line of Steve Smigie of Raymond James.

Steve Smigie - Diodes, Inc. - Raymond James & Assoc.

Great, thank you. Dr. Lu, I was hoping you could give us some color on orders post-Chinese New Year. I don’t know if it is too early to know how things are recovering? I think that would give some indication if the pickup in orders at the end of last year/start of this year is something that might be following through? Thanks.

Keh-shew Lu - Diodes, Inc. - President, CEO

Thank you, Steve. It is very difficult to call because now is only about two weeks after Chinese New Year. But we always start to see some pocket pull-in before the Chinese New Year, and after Chinese year we start to see more and more pull-in, and in addition we see a sign of stronger POS from our distys, therefore we feel, or at least I feel much better than last quarter. But unfortunately due to the Chinese New Year shutdown of our customer, shorter February month, and our customers shorter workforce, or shortage, workforce shortage of our customer, therefore we cannot really show much stronger revenue, so we say our 1Q revenue is plus or minus $5 million.

Steve Smigie - Diodes, Inc. - Raymond James & Assoc.

Okay. And Dr. Lu, if you could also comment a little bit on your CapEx plans, where I think last cycle things recovered you guys were one of the first to see the turn and put capital equipment back on. You are being I think a little bit more cautious so far in this recovery. Is that just because of the magnitude of the recovery is not there yet, or just because you are doing the Chengdu expansion in addition to the normal CapEx you don’t need to do as much this cycle?

Keh-shew Lu - Diodes, Inc. - President, CEO

Okay. Actually that is a very good question. It is really, one, because we do put CapEx at about middle or beginning to the middle of last year because in 2011 first half, the signs are very strong, okay. Even after that, we tried to slow ramp a lot of equipment orders for the third quarter you cannot really stop it. And therefore our margins got hurt a little bit in 4Q and even 1Q this year is because we had the capacity, but we did not have demand. So depreciation and excess capacity hurting us. And so at the end we do have excess capacity during, well, right now, we have excess capacity. So we are really prepared and ready if the markets turn. We should have enough capacity to support the upside. Then we will look at it and then we can put in the capacity to support even further strong demand. But we are ready for this the second quarter upside if it is coming.

Steve Smigie - Diodes, Inc. - Raymond James & Assoc.

Okay. If I can sneak one last one in. When do you think you will see meaningful return of North American and European revenues such that that will positively impact gross margin? Thanks a lot.

Keh-shew Lu - Diodes, Inc. - President, CEO

Well, in 1Q we already see a stronger North America and Europe. Unfortunately, they are not, they are only like 20-something percent of our total revenue. So even their GPM, their product GPM is higher, it probably cannot really offset the capacity under utilization, because of the capacity under utilization. So our GPM recovery is going to strongly depend on the recovery and the capacity utilization.

Steve Smigie - Diodes, Inc. - Raymond James & Assoc.

Great. Thank you very much.

Keh-shew Lu - Diodes, Inc. - President, CEO

Thank you.

Operator

Your next question comes from Shawn Harrison.

Shawn Harrison - Longbow Research – Analyst

Just a follow-up on the comments and the new facility. Is there a way to quantify right now the drag on operating profit, either in dollars or percentage terms just because of that excess capacity?

Keh-shew Lu - Diodes, Inc. - President, CEO

I would say very difficult, but I would say this, we probably let’s say the SKE our capacity, we are probably some where around 10% to 15% underutilized, but we have one more knob we can turn, it is by changing product mix. Right now I think you know what our strategy is when we are underloaded we try to sell more, or put our product mix to more commodity products, and that is another knob we can turn to improve our GPM percent. Under utilization is one affect us but another one, product mix adjustment is another one we can improve our GPM, when the demand is very strong, then we can adjust the product mix.

Shawn Harrison - Longbow Research – Analyst

That is helpful. And then two brief follow-ups. I was wondering with the commentary of new smartphone and Tablet PC wins what that could represent as a percentage of sales maybe mid year or after the first quarter? And then the other question is what do you typically view as June quarter sequential seasonality?

Keh-shew Lu - Diodes, Inc. - President, CEO

Let me talk about the sequential, and then I will let Mark answer you on the smartphone and tablets. Typically our second quarter, our first quarter typically 5% to 10% down, but this time we guided flat, okay. And then typically after 5% to 10% down is second quarter, we are typically somewhere around 10% up, okay. But this time it is very difficult to tell because since we say 1Q is flat, and then we really don’t know. So we don’t see the guidance, we don’t give the second quarter guidance yet, and it really depends on how strong the recovery is before we can say it, okay. But you I will let Mark answer you.

Mark King - Diodes, Inc. - SVP, Sales and Marketing

Regarding we don’t really quantify our design wins and we really never have. But in reality we are pretty excited about the progress that we are making in those segments, both with products to support those end-equipment, as well as the design wins on those products. So we put a lot of emphasis in that area, and we have some exciting new stuff to support those marketplaces, and I think we are achieving our objectives in that area. So I think that is as far as I can really quantify it.

Steve Smigie - Diodes, Inc. - Raymond James & Assoc.

Okay. Are they categorized in terms of the end market breakout? Does it fall within computing, or is it tablets and computing, and smartphones and communications?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

They are in consumer, but sometimes the crossover kind of gets mixed up between the end-customer. It is sometimes hard to break it all out. I think that over as we go on computer and consuming are getting more clouded.

Steve Smigie - Diodes, Inc. - Raymond James & Assoc.

Very understandable. Thanks so much.

Operator

Your next question comes from the line of Gary Mobley of Benchmark.

Gary Mobley - The Benchmark Company - Analyst

Hi everyone. Rick, I was curious about how the ramp of your new facility is going to impact your gross margin in the second half of the year. What will the increased depreciation expense mean to gross margin, if you can measure in margin terms or absolute dollar terms, and then as well what poor yields might mean or low initial yields might mean for the overall gross margin?

Rick White - Diodes, Inc. – CFO

So there are really two pieces there. One is the building and gross margin. I think it going to be minimal. If you think about the depreciation schedule for a building or road, or something like that, you are talking about 30 years. The impact is going to be minimal in any one quarter. What we are going to do next year is—

Keh-shew Lu - Diodes, Inc. – President, CEO

This year.

Rick White - Diodes, Inc. – CFO

2012, this year is we are going to put the [Murphy], what we call the manufacturing equipment related facilities, which are the filters and air conditioning, and that kind of stuff, we are going to delay that until we see the market coming back. That is pretty quick to put in, and we do have this pilot line running. The pilot line is up and running. Yields are pretty good. It is in the 130 million units a month range. And so right now the Chengdu facility — I don’t see it causing us any problem. As we continue into the third and fourth quarter if we continue to run the pilot line where it is, with no ramp then the yields going to be okay, and again I don’t think there is going to be any impact to our gross margins from the Chengdu facility.

Gary Mobley - The Benchmark Company – Analyst

Okay. Alright. That is helpful. And with respect to inventories held by your distributors, could you give us a sense measured in days or weeks where channel inventories sit today compared to where they were sitting at this point last quarter?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

Well, they were down 8%. I don’t have exactly what we quoted last quarter for it, but we are sitting at about 3.5 months.

Gary Mobley - The Benchmark Company – Analyst

Okay, alright. Thanks, guys.

Operator

Your next question comes from the line of Stephen Chen, UBS.

Stephen Chin - UBS – Analyst

Hi, thanks for taking my questions. Can you hear me okay?

Keh-shew Lu - Diodes, Inc. - President, CEO

Yes, sure, Steve.

Stephen Chin - UBS – Analyst

Great. Dr. Lu, first question maybe better for you to address specifically about the Chinese market. I guess could you offer some color in terms of Chinese consumer demand, and maybe also government policies if you could in terms of policies that might be a positive for demand creation this year, either from an enterprise or telecom side as well as consumer first?

Keh-shew Lu - Diodes, Inc. - President, CEO

Okay. I probably cannot really talk too much about the China local demand, because we have some China local, but allowed our China revenue is for the OEM and fully produced product for global need, okay and that is why we set our facility in export zone, so it is really to support the global requirement not just the China. So it is very difficult for us to separate that portion. If you go to Quanta, Hon Hai, do they sales to local, we don’t really know, okay and our China local disty, they are okay, but we don’t see a major upside or something, we don’t see that. And I don’t know is it because that last year, any strong government control on the money, and it make the consumer very, very conservative or not. I don’t know. But China is still there but inflation is still there, but fortunately salary, you know, government forced salary going up, and so our hope in China market start to turn, but I really don’t have much tell me one way or the other.

Stephen Chin - UBS – Analyst

Okay. That is helpful. Another question related to some of the earlier comments about some of the lower priced business that you guys have pursued in recent quarters. If you can help me better understand how you think your customers, whether it is distys or direct customers, how they might be using some of the products they are purchasing? I understand they might be more commodity oriented products, but are they just stocking up as these products that they want from you guys but at a lower price, or do you think they are actually utilizing it in building products in real time during the quarter? I am trying to understand how, what kind of environment would lead to lower price declines?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

When business gets soft, we have a tendency to go back after business that we have kind of abandoned, okay. As business gets better and as product gets tighter, we get more selective on the pieces of business that we take. So we squeeze our distributors out, our Asian local distributors out of SOT-23s, and so forth. And as business goes in, and they might get that product from somebody else that is cheaper than us and so forth. But when business gets bad, when we push them to push those guys out, and put our product back in. So it is not business that we love to be involved in, but it helps us with our utilization in the softer period. The goal is to be able to, you know, we also use that strategy when we are expanding very rapidly. Well, you can’t place a perfect mix when you are adding 100 million units at a time, so what you do is add those units and sell the lower products, and then try to move yourself into your mix. So in good times and in bad times or in expansion times, you use the commodities to try to drive utilization while you try to search for that mix that is more rich.

Keh-shew Lu - Diodes, Inc. - President, CEO

And at the same time those commodity products, also our disty, we monitor very closely, so it is not going to sit on the disty’s desk, okay. That is not our objective, and it is not our distributors’ objective. So disty, if we have commodity we want to ship it, we talk to distributor, and make sure they push it out the door, and it is not just sitting on a desk.

Mark King - Diodes, Inc. - SVP, Sales and Marketing

Overall I mean the inventory went down 8% in the quarter, so the parts aren’t sitting there.

Stephen Chin - UBS – Analyst

Okay. Great. Thanks.

Operator

Your next question comes from Vijay Rakesh of Sterne Agee.

Vijay Rakesh - Sterne, Agee & Leach – Analyst

Just a question, when you look at 2011 besides the product mix, I think the one other thing that affected you was wages in China, right?

Keh-shew Lu - Diodes, Inc. - President, CEO

Yes.

Vijay Rakesh - Sterne, Agee & Leach – Analyst

Wondering how you are looking at it in 2011, the wages and OpEx?

Keh-shew Lu - Diodes, Inc. - President, CEO

Okay. Number one not really is the wage itself, okay. It is several things. Number one, gold is one key one. I think we talk about gold price do affect our GPM quite a bit. If you look at 2011, average gold price versus 2010, average gold price is a big increase, okay. This 2012, I don’t have it on me, you don’t have to tell me, but I think it is there, it is about not really going up.

Another thing is we put out an effort on the copper wire conversion, okay. Now for the general market, we can easily convert, but for the key major customers a lot of them say yes, we will convert it our next design. We don’t want to convert it at the current production, and therefore, I hope this year our gold conversion, or copper wire conversion, will be better than last year, because you get more and more design wins, more and more customer especially major customers convert to copper. Those are the ones that really affect our

GPM, and then another one we are talking about move the commodity because the capacity utilization. So those really those key ones, and we had the productivity problem because last year after Chinese New Year, we lost a lot of people, and that productivity problem, I think in my speech we said in 4Q we back to where we were in 4Q 2010. So we are back to where we are hoping, now we will continue to improve our productivity. Now at least, we are recovered back to 2010 fourth quarter.

Vijay Rakesh - Sterne, Agee & Leach – Analyst

Got it. Of that margin back in 2011 what percentage do you do in fab utilization, what percent was due to gold and what was due to mix?

Keh-shew Lu - Diodes, Inc. - President, CEO

I don’t have that, I really don’t have that. Well, they are all mixed together so it is very difficult to giving give you that.

Vijay Rakesh - Sterne, Agee & Leach – Analyst

Last question obviously you guys are working on inventory side. Some inventory that picked up ahead of the new year. How do you see that trending here on the inventory side?

Keh-shew Lu - Diodes, Inc. - President, CEO

We intentionally are doing that, okay. I think we know you are going to lose the people during the Chinese New Year. That is just something that we are going to fight in every year, and there is no way we can get away from it. So this year we put a lot of precaution, we know this is going to be happening, and that is why in December we just build up almost $2.5 million of the finished goods inventory, and we put almost $1.5 million or $1.3 million of work in process. So basically we are ahead almost $4 million, and so we know Chinese New Year, we are going to lose the people, we know you are going to short month in February, and you know 1Q going to be total short working days. We go through that.

Vijay Rakesh - Sterne, Agee & Leach – Analyst

Okay. Great. Thanks a lot.

Keh-shew Lu - Diodes, Inc. - President, CEO

Okay.

Operator

Your next question from Brian Piccioni from BMO Capital Markets.

Brian Piccioni - BMO Capital Markets – Analyst

I am sorry I have got to ask the questions, because you were going through some of the numbers pretty quick for me earlier in the conference call. Can you give the revenue breakdown again please, in terms of segments like consumer electronics, and so on?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

Yes.

Brian Piccioni - BMO Capital Markets – Analyst

Okay.

Mark King - Diodes, Inc. - SVP, Sales and Marketing

That was –

Keh-shew Lu - Diodes, Inc. - President, CEO

Mark?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

34% of the revenue was consumer, 28% computing, 19% industrial, communications 16%, and automotive 3%.

Brian Piccioni - BMO Capital Markets – Analyst

Automotive 3%?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

Right.

Brian Piccioni - BMO Capital Markets – Analyst

Great. I knew I had made a few mistakes there so thanks a lot. In terms of your inventories and this sort of thing, do you have any way of determining whether a significant amount of your inventory is going into grey market channels, or anything like that?

Rick White - Diodes, Inc. – CFO

I don’t think much of our products ever makes it into grey market product at all.

Brian Piccioni - BMO Capital Markets – Analyst

And that would be simply because of the nature of the product?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

You can generally see your places. We have some places that we give some grey like stock rotation stuff, to and so forth. But we just don’t see, to go into the grey market our distributors would have to be dumping in, and we see that in their POS that is not occurring. They do have some level of broker business but that would be just people with specific, they just act as an intermediary, but it is all pretty much above board business.

Brian Piccioni - BMO Capital Markets – Analyst

I see. Okay. That is basically it. Thank you.

Keh-shew Lu - Diodes, Inc. - President, CEO

Thank you.

Operator

(Operator Instructions). Your next question comes from Christopher Longiaru with Sidoti & Company.

Christopher Longiaru - Sidoti & Co. – Analyst

I think Mark said that channel inventory was down about 8%, is that correct?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

Yes.

Christopher Longiaru - Sidoti & Co. – Analyst

Can you give us what it is in weeks and how that relates to what it typically is at this point?

Mark King - Diodes, Inc. - SVP, Sales and Marketing

It is running right around 3.5 months, and probably it is a half a month high in North America and Europe, and it is probably somewhere between 3 quarters and a month high in Asia, depending on how hot the market is. Asia operates anywhere between 1.8 and 3, depending on the parts of the year.

Christopher Longiaru - Sidoti & Co. – Analyst

Then my question becomes it seems like there is still probably a little bit of inventory to reduce, and yet you have kind of bucked seasonal trends partially because of lower comps, but also I guess is all of this excess demand in terms of seasonality basically new products at this point? Is that the major reason for the flat guidance?

Keh-shew Lu - Diodes, Inc. - President, CEO

Well, let me answer that and then Mark can follow it, okay. Actually, don’t forget, our disty is just like us, we put a lot of finished goods inventory before the Chinese New Year, okay. And so when you cut it off December, Chinese New Year is in middle of January. They are worried about the customer going to shut down during Chinese New Year, so a lot of the people are taking their units and whenever Chinese New Year they can ship alright before or after Chinese New Year, they can ship it to the customer’s site, okay. So I am not really concerned that. And another thing we need to remember when you use the month instead of use the dollar, and that depends on what is the POP, and we know in 4Q our POP is very low. So your inventory then you are going to see higher inventory for months point of view, instead of the dollar point of view.

Mark King - Diodes, Inc. - SVP, Sales and Marketing

And POP was pretty bad in North America and Europe so we are getting even though inventory will continue to decrease we are still going to have improvements in our POP in Q1.

Christopher Longiaru - Sidoti & Co. – Analyst

Got it. That is very helpful, guys, thank you.

Operator

And there are no further questions at this time. I would now like to turn the call back over to Dr. Keh-Shew Lu.

Keh-shew Lu - Diodes, Inc. - President, CEO

Thank you for your participation today. Operator, you may now disconnect.

Operator

Thank you. Ladies and gentlemen, that concludes the presentation. Thank you for your participation. You may now disconnect. Have a great day, and enjoy the remainder of your week.